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                               RYDEX SERIES FUNDS

                     SUPPLEMENT DATED APRIL 1, 2000 TO THE
                         INTERNATIONAL FUNDS PROSPECTUS
                               DATED MAY 1, 2000


This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.
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The effective date of the International Funds Prospectus, which offers shares of the Large-Cap Europe Fund and Large-Cap Japan Fund (the "Funds"), is April 1, 2000. The Funds plan to begin operations and commence the continuous offering of their shares on or about May 1, 2000.


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             PLEASE RETAIN THIS SUPPLEMENT UNTIL THE FUNDS COMMENCE
           OPERATIONS. YOU MAY DISCARD THIS SUPPLEMENT AT THAT TIME.